Offerings - Offering: 1	Nov. 24, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	50,000,000
Maximum Aggregate Offering Price	$ 50,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,905.00
Offering Note	The Obligations are unsecured obligations of the Registrant to pay deferred compensation in the future in accordance with the terms of The Allstate Corporation Deferred Compensation Plan for Independent Contractor Exclusive Agents. The Registrant may issue an indeterminate number of Obligations under the Plan from time to time, based upon the level of agent participation. Fees are calculated pursuant to Rule 457(h).